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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Caminus Corporation of our report dated 30 September 1998, relating to the financial statements of Caminus Limited (formerly Caminus Energy Limited), which appear in the Caminus Corporation Registration Statement on Form S-1 (No. 333-88437).

PETERS, ELWORTHY & MOORE
Cambridge, United Kingdom
26 January 2000